AXS Change Finance ESG ETF

(Ticker Symbol: CHGX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 2, 2022 to the

Statement of Additional Information (“SAI”) dated January 28, 2022, as supplemented.

Effective immediately, the creation transaction fee for the AXS Change Finance ESG ETF (the “Fund”) is $350. Accordingly, the first paragraph under the heading entitled “Creation Transaction Fee” beginning on page B-31 of the SAI is deleted in its entirety and replaced with the following:

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently $350, regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

Please file this Supplement with your records.